UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2011

BOLT TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Connecticut	001-12075	06-0773922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Four Duke Place, Norwalk, Connecticut	06854
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code	(203) 853-0700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02.             Results of Operations and Financial Condition.

On October 27, 2011, Bolt Technology Corporation (the “Company”) issued a press release announcing the Company’s results of operations for the first quarter of fiscal year 2012, the three months ended September 30, 2011.  A copy of this press release is furnished with this report as Exhibit 99.1 and shall be deemed provided under this Item 2.02 of Form 8-K.

The information in this report, including the exhibit attached hereto, is being furnished solely pursuant to Item 2.02 of this Form 8-K.  Consequently, it shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 9—Financial Statements and Exhibits

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibit is furnished pursuant to Item 2.02.

Exhibit No.	Description

99.1	Press release issued October 27, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT TECHNOLOGY CORPORATION

By:	/s/ Raymond M. Soto
Raymond M. Soto
(Chairman of the Board, President and
Chief Executive Officer)

Dated:    October 28, 2011

  Exhibit Index

Exhibit No.	Description

99.1	Press release issued October 27, 2011.